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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 20, 1998
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                            KRUG INTERNATIONAL CORP.
                            ------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                         0-2901                 31-0621189
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(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File number)         Identification No.)


    1290 Hercules Drive, Suite 120, Houston, Texas                 77058
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       (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (281) 212-1233
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Item 5.      Other Events.
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             Effective January 20, 1998, KRUG International Corp. extended until January 31, 1999 the expiration date of its Warrants to purchase 999,879 of its Common Shares. No other changes were made in the Warrants.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KRUG International Corp.

Date: January 27, 1998
                                        By: /s/ James J. Mulligan
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                                            James J. Mulligan
                                            Secretary